Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) on Form N-CSR for the semi-annual period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Roth, Chairman of the Board, President and Chief Executive Officer of the Institutional Funds, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended June 30, 2017.

Dated: September 7, 2017

/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Institutional Funds, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) on Form N-CSR for the semi-annual period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris W. Festog, Executive Vice President, Chief Financial Officer and Treasurer of the Institutional Funds., certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended June 30, 2017.

Dated: September 7, 2017

/s/ CHRIS W. FESTOG
Chris W. Festog
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Institutional Funds, Inc.